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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         March 7, 2001
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                        THE HARVEY ENTERTAINMENT COMPANY
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               (Exact name of registrant as specified in charter)


         California                  0-23000                   95-4217605
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(State or Other Jurisdiction       (Commission               (IRS Employer
     of Incorporation)             File Number)            Identification No.)


11835 W. Olympic Boulevard, Suite 550, Los Angeles, California             90064
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code       (310) 444-4100
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          (Former Name or Former Address, If Changed Since Last Report)




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         ITEM 5.  OTHER EVENTS.

                  On March 7, 2001, the Registrant entered into an Asset Purchase and Sale Agreement (the "Agreement") by and among the Registrant, and the Registrant's wholly-owned subsidiaries, Harvey Comics, Inc. and BHP Productions, Inc., on the one hand (collectively with the Registrant, the "Company"), and Classic Media, LLC ("Classic"), on the other hand. At the closing of the transactions contemplated by the Agreement, which is subject to receipt of the approval of the Registrant's shareholders, (i) Classic will pay to the Company approximately $16,000,000 (as adjusted pursuant to the Agreement) and will assume certain liabilities of the Company, and (ii) the Company will transfer to Classic (A) all of its classic cartoon characters, including, but not limited to, the following: Casper, the Friendly Ghost, Richie Rich, Wendy, the Good Little Witch, Baby Huey, Hot Stuff and Bunny and (B) certain accounts receivable and outstanding contracts related to the Company's classic cartoon character business. The Agreement is attached hereto as Exhibit 2.

                  On March 8, 2001, the Registrant issued a press release regarding the signing of the Agreement that included a brief summary of the terms thereof. The press release is attached hereto as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) and (b)       Not applicable.

                  (c) The following exhibits are filed as a part of this report:

Exhibit No.                         Description of Exhibit
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    2                               Asset Purchase and Sale Agreement dated as
                                    of March 7, 2001, by and between The Harvey
                                    Entertainment Company, Harvey Comics, Inc., and BHP Productions, Inc., on the one hand, and Classic Media, LLC, on the other hand, and Exhibits A, B and C thereto.

    99 Press Release Regarding Asset Purchase and Sale Agreement with Classic Media, LLC.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                    THE HARVEY ENTERTAINMENT COMPANY


                                    By:    /s/ Roger A. Burlage
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                                       Roger A. Burlage, Chief Executive Officer

Date:    March 8, 2001